UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008

XENO TRANSPLANTS CORPORATION
(Exact name of registrant as specified in its charter)

000-51698
(Commission File Number)

Nevada	98-0335119
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1066 West Hastings Street, Suite 2610, Vancouver, BC, Canada V6E 3X2
(Address of principal executive offices, including Zip Code)

(604) 684-4691
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 26, 2008, Xeno Transplants Corporation (“Xeno”) (formerly Icon Development, Inc.) and American Xeno, Inc. (“AXI”) executed the Eighth Amendment to the Agreement and Plan of Merger dated as of March 26, 2008 (the “Eighth Amendment”), to amend the Agreement and Plan of Merger dated April 24, 2007 (the “Agreement”), by and among Icon Development, Inc., Icon Acquisition Corporation (“Merger Sub”), AXI, and the stockholders of AXI, which set forth the terms and conditions pursuant to which Merger Sub was merged with and into AXI (the “Merger”). The Agreement was previously amended by the First Amendment to the Agreement, effective May 1, 2007, as reported on Xeno’s Current Report on Form 8-K filed May 9, 2007, by the Second Amendment to the Agreement, effective May 29, 2007, as reported on Xeno’s Current Report on Form 8-K filed May 30, 2007, by the Third Amendment to the Agreement, effective June 14, 2007, as reported on Xeno’s Current Report on Form 8-K filed June 19, 2007, by the Fourth Amendment to the Agreement effective July 30, 2007, as reported on Xeno’s Current Report on Form 8-K filed August 3, 2007, by the Fifth Amendment to the Agreement effective September 24, 2007, as reported on Xeno’s Current Report on Form 8-K filed September 24, 2007, by the Sixth Amendment to the Agreement effective December 26, 2007, and by the Seventh Amendment to the Agreement effective January 23, 2008, as reported on Xeno’s Current Report on Form 8-K filed January 29, 2008.

The Eighth Amendment extends the closing date of Xeno’s offering of units to on or before June 1, 2008.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by the provisions of the Eighth Amendment itself, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1

Eighth Amendment dated as of March 26, 2008 to the Agreement and Plan of Merger dated as of April 24, 2007 by and among Icon Development, Inc., Icon Acquisition Corporation, American Xeno, Inc. and the stockholders of American Xeno, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENO TRANSPLANTS CORPORATION

Date:	April 1, 2008	/s/ Wayne Smith
Wayne Smith
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
NO.

2.1

Eighth Amendment dated as of March 26, 2008 to the Agreement and Plan of Merger dated as of April 24, 2007 by and among Icon Development, Inc., Icon Acquisition Corporation, American Xeno, Inc. and the stockholders of American Xeno, Inc.